UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Investment Grade Bond Portfolio

AST Multi-Sector Fixed Income Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

June 17, 2020

To the Shareholders:

At a meeting held on January 23-24, 2020, the Board of Trustees (the Board) of Advanced Series Trust (AST or the Trust) approved new subadvisory agreements for the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Investment Grade Bond Portfolio, and AST Multi-Sector Fixed Income Portfolio (each, a Portfolio, and collectively, the Portfolios). Effective April 27, 2020, PGIM Limited (PGIML), an indirect, wholly-owned subsidiary of PGIM, Inc. (PGIM), became an additional subadviser to the Portfolios, alongside PGIM.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS), as investment managers to the Portfolios other than the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031, and PGIM Investments as the sole investment manager to the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031, have entered into a new subadvisory agreement with PGIM and PGIML for each Portfolio (collectively, the New Subadvisory Agreements). Prior to April 27, 2020, PGIM served as the sole subadviser to the Portfolios. The New Subadvisory Agreements relate to the appointment of PGIML as an additional subadviser to the Portfolios, alongside PGIM. The New Subadvisory Agreements became effective on April 27, 2020. The investment management agreements relating to the Portfolios have not been, and will not be, changed as a result of the New Subadvisory Agreements. PGIM Investments and/or ASTIS will continue to manage the Portfolios, as applicable.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolios' subadvisory arrangement.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTGENIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Investment Grade Bond Portfolio

AST Multi-Sector Fixed Income Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

June 17, 2020

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Investment Grade Bond Portfolio, and AST Multi-Sector Fixed Income Portfolio (each, a Portfolio, and collectively, the Portfolios) each a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager of Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager of Managers Orders permit the Portfolios' investment managers to hire certain subadvisers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. Each Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS) serve as the investment managers of the Portfolios other than the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031. PGIM Investments serves as the sole investment manager to the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031. When used in this Information Statement, the "Manager" refers to (i) PGIM Investments with respect to the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031 and (ii) PGIM Investments and ASTIS with respect to all other Portfolios referenced in this Information Statement. This information statement relates to the approval by the Board of a new subadvisory agreement for each Portfolio. At an in- person meeting of the Board held on January 23-24, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements and are not interested persons of those parties, as defined in the 1940 Act (the

Independent Trustees), approved the new subadvisory agreements with PGIM Limited (PGIML), an indirect, wholly-owned subsidiary of PGIM, Inc. (PGIM), for the Portfolios, alongside PGIM (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements). Prior to April 27, 2020, PGIM served as the sole subadviser to the Portfolios. The New Subadvisory Agreements relate to the addition of PGIML as an additional subadviser to the Portfolios, alongside PGIM. The New Subadvisory Agreements became effective on April 27, 2020.

The investment objective of each of the Portfolios has not changed. The investment management agreements between the Manager and the Trust (the Management Agreements) relating to the Portfolios have not been, and will not be, changed as a result of the New Subadvisory Agreements. Of the portions of the Portfolios that have other subadvisory arrangements, those arrangements will not be affected, and PGIML will only serve as an additional subadviser to the portion of the relevant Portfolio managed by PGIM. The Manager will continue to manage the Portfolios.

The Management Agreements with the Manager and the subadvisory agreements between PGIM and the Manager for the Portfolios (collectively, the Prior Subadvisory Agreements) were each last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolios. A Notice of Internet Availability for this information statement will be mailed on or about

June 19, 2020 to shareholders investing in the Portfolios as of April 27, 2020.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreements

As required by the 1940 Act, the Board of AST considered the New Subadvisory Agreements among the Manager, PGIM and PGIML, an indirect, wholly-owned subsidiary of PGIM, for each of the Portfolios. The New Subadvisory Agreements relate to the addition of PGIML as a subadviser to the Portfolios alongside PGIM. The Board, including all of the Independent Trustees, met at the Meeting, and approved the New Subadvisory Agreements for an initial two-year period, after concluding that such approvals were in the best interests of each of the Portfolios and their respective beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with their consideration.

Before approving the New Subadvisory Agreements, the Board, including all of the Independent Trustees, with advice from independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the Portfolios by PGIM and PGIML; the fees paid by the Manager to PGIM, and the arrangement whereby PGIM will allocate a portion of such fees to PGIML; and other benefits to PGIML. In connection with their deliberations, the Board considered information provided by the Manager, PGIM and PGIML at, or in advance of, the Meeting. In their deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decisions to approve the New Subadvisory Agreements.

The Board determined that the overall arrangement among the Manager, PGIM and PGIML was appropriate in light of the services to be performed and the fees to be charged under the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Board's approvals of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolios by PGIM, the Portfolios' existing subadviser, and those that would be provided by both PGIM and PGIML under the New Subadvisory Agreements, as proposed. The Board noted that the nature and extent of services provided under the Prior Subadvisory Agreements, and those that would be provided under the New Subadvisory Agreements, were generally similar in that PGIM and PGIML would be required to provide day-to-day portfolio management services to the Portfolios and to comply with all Portfolios policies, and applicable rules and regulations.

With respect to quality of services, the Board considered, among other things, the background and experience of the PGIM and PGIML portfolio managers who would be responsible for the Portfolios, noting that the same portfolio managers would continue to oversee the Portfolios' day-to-day operations. The Board considered that adding PGIML as a subadviser to the Portfolios would permit PGIML to trade securities for the Portfolios. The Board were also provided information pertaining to the organizational structure, senior management and investment operations of PGIM and PGIML, among other relevant information. The Board noted that PGIM and PGIML were affiliated entities and were subject to the same compliance program and that they had received favorable compliance reports regarding PGIM and PGIML from AST's Chief Compliance Officer. The Board also noted that PGIM and PGIML provide subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information it had reviewed regarding PGIM and PGIML, and its prior experience with PGIM and PGIML with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolios by PGIM and PGIML.

Performance

The Board noted that the engagement of PGIML was new and that there was no performance information to be reviewed. The Board further noted that the Board had reviewed the performance information of PGIM with respect to the Portfolios as part of the 2019 contract renewal process and had been satisfied with PGIM's performance at that time. The Board noted that it would have an opportunity to review the performance of both PGIM and PGIML in connection with future contract renewals.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to PGIM under the New Subadvisory Agreements for the Portfolios, and the proposed fee arrangement between PGIM and PGIML under the New Subadvisory Agreements. The Board noted that there were no proposed changes to either the management fee paid to the Manager by the Portfolios or to the subadvisory fees paid by the Manager to PGIM. The Board noted, rather, that PGIM would be responsible for allocating a portion of the fees it receives from the Manager to PGIML.

Profitability

Because the engagement of PGIML with respect to the Portfolios is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangements for the Portfolios. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules under the New Subadvisory Agreements contained breakpoints for the some of the Portfolios that reduce the fee rates on assets above specified levels. Because there will be no increase in the fees and expenses of the Portfolios or change in the fees paid by the Portfolio to the Manager or by the Manager to PGIM, the Board did not consider this factor. The Board noted that they would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to PGIM and PGIML

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by PGIM and PGIML, and their respective affiliates, in connection with the Portfolios. The Board concluded that any potential benefits to be derived by PGIM and PGIML were consistent with those generally derived by other subadvisers to other AST portfolios. The Board also concluded that any potential benefits to be derived by PGIM and PGIML were similar to the benefits derived by PGIM and PGIML in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June 2019 Board meeting in connection with the renewal of the advisory agreements for the other AST portfolios for which PGIM and PGIML provide subadvisory services.

The Board also concluded that any potential benefits to be derived by PGIM and PGIML included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreements was in the best interests of the Portfolios and their respective beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibits A-N.

Information about PGIM and PGIML

PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of March 31, 2020, PGIM had approximately $1.30 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $868 billion in assets under management as of March 31, 2020, and is the unit of PGIM that provides investment advisory services.

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

Additional information about PGIM and its affiliates is attached as Exhibit O.

PGIML is an indirect, wholly-owned subsidiary of PGIM. PGIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIML provides investment advisory services with respect to securities in certain foreign markets. As of March 31, 2020, PGIML managed approximately $58.7 billion in assets.

Additional information about PGIML and its affiliates is attached as Exhibit P.

Terms of the New Subadvisory Agreements

The material terms of the New Subadvisory Agreements are substantially similar to the material terms of the Prior Subadvisory Agreements. Pursuant to the Prior Subadvisory Agreements, the Manager has allocated management of all or a portion of the Portfolios' assets to PGIM. Under the Prior Subadvisory Agreements, PGIM (and not the Manager) decides, consistent with the investment objectives, policies, and restrictions of the Portfolios, how to best make use of its resources to provide investment management services. PGIM may make use of research, investment ideas, delegated management, and/or execution capabilities of PGIM or PGIML, as it deems appropriate. Under the New Subadvisory Agreements, PGIML is also authorized to act on behalf of the Portfolios. PGIM is compensated by the Manager (and not the Portfolio) based on the amount of assets of the Portfolio it manages, and PGIM will allocate a portion of such compensation to PGIML based on the services PGIML provides. The subadvisory fee rates under the Prior Subadvisory Agreements, the subadvisory fee rates under the New Subadvisory Agreements, and the subadvisory fees paid to PGIM for the fiscal year ended December 31, 2019, are set forth below:

Portfolio	Prior Subadvisory Fee Rates and	Subadvisory Fees Paid for the
	New Subadvisory Fee Rates	Fiscal Year Ended
	(No Change)	December 31, 2019
AST Bond Portfolio 2020*	0.15% of average daily net assets to $500	$117,519
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2021*	0.15% of average daily net assets to $500	$98,206
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2022*	0.15% of average daily net assets to $500	$72,119
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2023*	0.15% of average daily net assets to $500	$43,910
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2024*	0.15% of average daily net assets to $500	$67,138
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2025*	0.15% of average daily net assets to $500	$87,642
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2026*	0.15% of average daily net assets to $500	$190,965
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2027*	0.15% of average daily net assets to $500	$192,518
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2028*	0.15% of average daily net assets to $500	$47,059
	million;

Portfolio	Prior Subadvisory Fee Rates and	Subadvisory Fees Paid for the
	New Subadvisory Fee Rates	Fiscal Year Ended
	(No Change)	December 31, 2019
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2029*	0.15% of average daily net assets to $500	$43,834
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2030*	0.15% of average daily net assets to $500	$24,804
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Bond Portfolio 2031*	0.15% of average daily net assets to $500	N/A
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Investment Grade Bond Portfolio*	0.15% of average daily net assets to $500	$5,528,985
	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion
AST Multi-Sector Fixed Income	0.15% of average daily net assets to $500	$17,269,025
Portfolio**	million;
	0.14% of the next $1.5 billion of average
	daily net assets;
	0.12% of average daily net assets over $2
	billion

*The combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028 , AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio will include the assets of future portfolios of the Trust that are subadvised by PGIM Fixed Income pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

**The assets managed by PGIM Fixed Income in the AST Multi-Sector Fixed Income Portfolio will be aggregated with the assets managed by PGIM Fixed Income in the AST Prudential Corporate Bond Portfolio for purposes of calculating the subadvisory fee payable to PGIM Fixed Income for these portfolios.

Each New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, PGIM and PGIML are responsible for managing the investment operations of a portion of the assets of the Portfolios and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolios, all in accordance with the investment objective and policies of the Portfolios, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, PGIM and PGIML will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request. For its services, PGIML will be paid a portion of the subadvisory fees paid by the Manager to PGIM. The Portfolios and the Manager of the Portfolios will not pay any fee to PGIML, and the fees and expenses of the Portfolios will not increase as a result of the arrangement, nor will the fees be paid by the Manager to PGIML.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolios, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolios, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act), upon the termination of the Trust's Management Agreements with the Manager, and (iii) each New Subadvisory Agreement may be terminated at any time by PGIM, PGIML or by the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to each New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither of PGIM nor PGIML will be liable for any act or omission in connection with its activities as a subadviser to the Portfolios.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of March 31, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $269.7 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of March 31, 2020, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $140.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreements

Services Provided by the Manager. Pursuant to the Management Agreements with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of the Portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolios, PGIM and PGIML. In this capacity, the Manager reviews the performance of the Portfolios, PGIM and PGIML, and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolios, PGIM and PGIML, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios, PGIM and PGIML. The Manager utilizes this data in directly supervising the Portfolios, PGIM and PGIML. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreements, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with PGIM and PGIML, each Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing the regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager, PGIM or PGIML;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to PGIM, pursuant to the New Subadvisory Agreements; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios, PGIM and PGIML.

Expenses Borne by the Trust. Under the terms of the Management Agreements, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager, PGIM or PGIML;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreements. The Management Agreements provide that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreements provide that they will terminate automatically, if assigned (as defined in the 1940 Act), and that they may be terminated without penalty by either the Manager or the Trust by vote of the Board or vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act), upon not more than 60 days', nor less than 30 days', written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate
		Investment
Portfolio	Investment Management Fee Rate	Management Fees
		for the most recently
		completed fiscal year
AST Bond Portfolio 2020*	0.4925% of average daily net assets to $500 million;	$428,953
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2021*	0.4925% of average daily net assets to $500 million;	$353,196
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2022*	0.4925% of average daily net assets to $500 million;	$217,229
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2023*	0.4925% of average daily net assets to $500 million;	$64,427
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2024*	0.4925% of average daily net assets to $500 million;	$176,798
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2025*	0.4925% of average daily net assets to $500 million;	$272,660
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2026*	0.4925% of average daily net assets to $500 million;	$700,670
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2027*	0.4925% of average daily net assets to $500 million;	$708,119
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2028*	0.4925% of average daily net assets to $500 million;	$58,754
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2029*	0.4925% of average daily net assets to $500 million;	$75,102
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2030*	0.4925% of average daily net assets to $500 million;	#
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Bond Portfolio 2031*	0.4925% of average daily net assets to $500 million;	N/A
	0.4725% on next $4.5 billion of average daily net assets;
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Investment Grade Bond**	0.4925% of average daily net assets to $500 million;	$20,370,746
Portfolio	0.4725% on next $4.5 billion of average daily net assets;

		Aggregate
		Investment
Portfolio	Investment Management Fee Rate	Management Fees
		for the most recently
		completed fiscal year
	0.4625% on next $5 billion of average daily net assets;
	0.4525% over $10 billion of average daily net assets
AST Multi-Sector Fixed Income	0.5325% of average daily net assets to $300 million;	$65,938,980
Portfolio	0.5225% on next $200 million of average daily net assets;
	0.5125% on next $250 million of average daily net assets;
	0.5025% on next $2.5 billion of average daily net assets;
	0.4925% on next $2.75 billion of average daily net assets;
	0.4625% on next $4 billion of average daily net assets;
	0.4425% on next $2.5 billion of average daily net assets;
	0.4225% on next $2.5 billion of average daily net assets;
	0.4025% on next $5 billion of average daily net assets;
	0.3825% over $20 billion of average daily net assets

*The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust's Board of Trustees.

**The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.990% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust's Board of Trustees.

#The management fee amount waived exceeded the management fee that would otherwise have been payable due to an expense cap.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of PGIM or PGIML.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates, LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of PGIM or PGIML.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September 2009)
of AST Investment Services, Inc.; Senior Vice
President of Product Development and
Marketing, PGIM Investments (since February

Name	Position with ASTIS	Principal Occupations
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of
Prudential Financial, Inc. and The Prudential
Insurance Company of America.

* Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS

Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-
in-Charge

Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Assistant Secretary and Vice	N/A
	Assistant Secretary	President
Andrew R. French	Secretary	Assistant Secretary and Vice	N/A
President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance Officer
President
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and Vice	Vice President
	Financial and Accounting	President
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolios. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, each Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolios incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid

AST Bond Portfolio 2020	$226,114
AST Bond Portfolio 2021	$189,951
AST Bond Portfolio 2022	$139,436
AST Bond Portfolio 2023	$84,840
AST Bond Portfolio 2024	$130,300
AST Bond Portfolio 2025	$170,058
AST Bond Portfolio 2026	$369,376
AST Bond Portfolio 2027	$373,312
AST Bond Portfolio 2028	$91,286
AST Bond Portfolio 2029	$83,987
AST Bond Portfolio 2030	$47,535
AST Bond Portfolio 2031	N/A
AST Investment Grade Bond Portfolio	$9,206,934

AST Multi-Sector Fixed Income Portfolio	$35,039,815

Brokerage

For the most recently completed fiscal year, each Portfolio paid the following brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid

AST Bond Portfolio 2020	$7,549
AST Bond Portfolio 2021	$11,406
AST Bond Portfolio 2022	$9,263
AST Bond Portfolio 2023	$2,956
AST Bond Portfolio 2024	$10,138
AST Bond Portfolio 2025	$12,456
AST Bond Portfolio 2026	$15,973
AST Bond Portfolio 2027	$21,509
AST Bond Portfolio 2028	$8,769
AST Bond Portfolio 2029	$5,137
AST Bond Portfolio 2030	$3,338
AST Bond Portfolio 2031	None
AST Investment Grade Bond Portfolio	$415,094

AST Multi-Sector Fixed Income Portfolio	$269,595

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolios pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolios are set forth in Exhibit Q to this information statement.

Andrew R. French

Secretary

Dated: June 17, 2020

EXHIBIT A

ADVANCED SERIES TRUST

AST Bond Portfolio 2020

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5.The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the

Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2020	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT B

ADVANCED SERIES TRUST

AST Bond Portfolio 2021

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2021	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT C

ADVANCED SERIES TRUST

AST Bond Portfolio 2022

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2022	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT D

ADVANCED SERIES TRUST

AST Bond Portfolio 2023

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2023	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT E

ADVANCED SERIES TRUST

AST Bond Portfolio 2024

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2024	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT F

ADVANCED SERIES TRUST

AST Bond Portfolio 2025

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2025	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT G

ADVANCED SERIES TRUST

AST Bond Portfolio 2026

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5.The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel J. Malooly

Name: Daniel J. Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris Nadenic

Name: Boris Nadenic

Title: Authorised Signatory – Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2026	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT H

ADVANCED SERIES TRUST

AST Bond Portfolio 2027

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel J. Malooly

Name: Daniel J. Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris Nadenic

Name: Boris Nadenic

Title: Authorised Signatory – Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2027	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT I

ADVANCED SERIES TRUST

AST Bond Portfolio 2028

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel J. Malooly

Name: Daniel J. Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris Nadenic

Name: Boris Nadenic

Title: Authorised Signatory – Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2028	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT J

ADVANCED SERIES TRUST

AST Bond Portfolio 2029

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel J. Malooly

Name: Daniel J. Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris Nadenic

Name: Boris Nadenic

Title: Authorised Signatory – Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2029	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT K

ADVANCED SERIES TRUST

AST Bond Portfolio 2030

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel J. Malooly

Name: Daniel J. Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris Nadenic

Name: Boris Nadenic

Title: Authorised Signatory – Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2030	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT L

ADVANCED SERIES TRUST

AST Bond Portfolio 2031

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel J. Malooly

Name: Daniel J. Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris Nadenic

Name: Boris Nadenic

Title: Authorised Signatory – Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Bond Portfolio 2031	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT M

ADVANCED SERIES TRUST

AST Investment Grade Bond Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5.The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS) ; (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*,**

AST Investment Grade Bond Portfolio	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the investment subadvisory fee payable to PGIM, the subadvisory fee will be calculated using the combined average daily net assets of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031 and the AST Investment Grade Bond Portfolio, and the assets of any future portfolios of the Trust that are subadvised by PGIM pursuant to target maturity or constant duration investment strategies that are used in connection with non-discretionary asset transfers under certain living benefit programs.

Dated as of: April 7, 2020

EXHIBIT N

ADVANCED SERIES TRUST

AST Multi-Sector Fixed Income Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of April, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), and PGIM, Inc. (PGIM), a New Jersey Corporation and PGIM Limited (PGIM Limited), a United Kingdom limited company (collectively, the Subadvisers),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii)The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers' other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust's account may seek identifying information about the Trust.

(iv)The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi)The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii)The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e- l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers' services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon

(i)a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers' commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e)In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Advisers Act, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and its employees as required by the Insider Trading and Securities

Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g)The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h)The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i)The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j)The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadvisers shall comply with the Trust's Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadvisers shall keep the Trust's Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers' management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers 'Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers' performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3.For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4.(a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Manager's business and other proprietary information, written or oral.

(b)The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information. The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section. At the Manager's request, the Subadvisers agree to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadvisers shall notify the Manager or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadvisers' obligations set forth in its Information Security Program and this Agreement.

(d)The Subadvisers shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadvisers' business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers' Employees who require such access in order to provide the services to the Manager.

(f)The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadvisers' compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)The Subadvisers shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager's Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager's designated representatives in the Manager's investigation of the Subadvisers, Employees or third parties related to the Security Incident. The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager's interviews with Employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager's rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Manager's reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers' information security safeguards and practices.

(j)For the purpose of auditing the Subadvisers' compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers' information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers' relevant staff; and (c) reasonable facilities at the Subadvisers' premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager. To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager. In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers' part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers' willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers' directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers' right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers' written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By:/s/ Boris E Nadenic

Name: Boris E Nadenic

Title: Business Manager

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively, PGIM), PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*, **

AST Multi-Sector Fixed Income Portfolio	0.15% of average daily net assets to $500 million;
0.14% of the next $1.5 billion of average daily net assets; and
0.12% of average daily net assets over $2 billion.

*In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**The Manager will aggregate assets with the AST Prudential Corporate Bond Portfolio for the purpose of calculating the effective subadvisory fee.

Dated as of: April 7, 2020

EXHIBIT O

MANAGEMENT OF PGIM, INC (PGIM)

PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of March 31, 2020, PGIM had approximately $1.30 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $868 billion in assets under management as of March 31, 2020, and is the unit of PGIM that provides investment advisory services.

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

The table below lists the name, address, and position for PGIM's principal executive officer and each director. None of the officers, employees, directors, general partners or shareholders of PGIM are also officers or directors of the Portfolios.

Name & Address*	Position
David Hunt	Chairman, Director, President & Chief Executive Officer PGIM
Allen Weaver	Director, Senior Managing Director & Vice President
David Durning	Senior Managing Director, President and CEO PGIM Real Estate Finance, Chairman
Global Debt Real Estate Businesses for PGIM & VP
Eric Adler-Collinet	Senior Managing Director, Chairman and CEO PGIM Real Estate Finance, Chairman,
Real Estate Finance and Vice President
Jurgen Muhlhauser	Director, Vice President and Chief Financial Officer
Michael Lillard	Director, Senior Managing Director, Senior Vice President
Chad Earnst	Vice President and Chief Compliance Officer
Taimur Hyat	Chief Operating Officer, Vice President
Maureen Baker Fialcowitz	Vice President and Chief Legal Officer, PGIM

*The principal mailing address for the principal executive officer and each director of PGIM is 655 Broad Street, Newark, New Jersey 07102.

COMPARABLE FUNDS FOR WHICH PGIM AND ITS AFFILIATES SERVE

AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which PGIM and/or its affiliates provide investment advisory services, other than the Portfolios:

Fund	Net Assets	Fee Paid to PGIM and/or its Affiliates
(as of March 31, 2020)
N/A	N/A	N/A

O-1

EXHIBIT P

MANAGEMENT OF PGIM LIMITED (PGIML)

PGIML is an indirect, wholly-owned subsidiary of PGIM. PGIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIML provides investment advisory services with respect to securities in certain foreign markets. As of March 31, 2020, PGIML managed approximately $58.7 billion in assets.

The table below lists the name, address, and position for PGIML's principal executive officer and each director. None of the officers, employees, directors, general partners or shareholders of PGIML are also officers or directors of the Portfolios.

Name & Address*	Position
Jonathan Butler	Managing Director, Director
Edward Farley	Managing Director and Head of European Investment Grade

Mark Fresson	Vice President, Director
Richard Greenwood	Managing Director, Director
655 Broad Street
Newark, NJ 07102
Kimberly Lapointe	Head of PGIM Investments
Sarah McMullen	Principal and Head of EMEA Client Advisory

Elizabeth Samson	Vice President, Director
655 Broad Street
Newark, NJ 07102
Andrew Crain	Vice President, EMEA Chief Compliance Officer
Batoolah Dawreeawoo	Chief Legal Officer

*Unless otherwise noted, the principal mailing address for the principal executive officer and each director of PGIML is Grand Buildings, 1-

3 Strand, Trafalgar Square, London WC2N 5HR, United Kingdom.

COMPARABLE FUNDS FOR WHICH PGIML AND ITS AFFILIATES

SERVE AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which PGIML and/or its affiliates provide investment advisory services, other than the Portfolios:

Fund	Net Assets	Fee Paid to PGIML and/or its Affiliates
(as of March 31, 2020)

N/A	N/A	N/A

P-1

EXHIBIT Q

SHAREHOLDER INFORMATION

As of May 26, 2020, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolios.

As of May 26, 2020, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolios were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Bond Portfolio 2020	Pru Annuity Life Assurance Corp	Attn: Separate Accounts 7th	5,614,726.068 / 52.13%
	PALAC Annuity	Floor
213 Washington Street
Newark, NJ 07102

	Pruco Life Insurance Company	Attn: Separate Accounts 7th	4,260,076.652 / 39.55%
	PLAZ Annuity	Floor
213 Washington Street
Newark, NJ 07102

	Pruco Life Insurance Company	Attn: Separate Accounts 7th	894,359.138 / 8.30%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102
AST Bond Portfolio 2021 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th	3,747,683.140 / 47.98%
	PALAC Annuity	Floor
213 Washington Street
Newark, NJ 07102

	Pruco Life Insurance Company	Attn: Separate Accounts 7th	3,498,145.158 / 44.78%
	PLAZ Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	565,001.053 / 7.23%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102
AST Bond Portfolio 2022	Pru Annuity Life Assurance Corp	Attn: Separate Accounts 7th	1,544,546.552 / 49.32%
	PALAC Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	1,362,732.843 / 43.51%
	PLAZ Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	188,979.225 / 6.03%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102
AST Bond Portfolio 2023 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th	1,864,506.609 / 74.59%
	PALAC Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	579,850.248 / 23.20%
	PLAZ Annuity	Floor

Portfolio Name	Shareholder Name	Registration		Shares/Percentage

		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2024 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th		2,224,429.021 / 76.19%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th		573,841.718 / 19.66%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2025 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th		1,926,985.076 / 67.69%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th		865,894.435 / 30.42%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2026 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th		5,756,967.938 / 73.44%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th		1,738,687.180 / 22.18%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2027 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th		3,469,136.204 / 82.16%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th		660,823.249 / 15.65%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2028	PALAC Seed Account	Attn: Public Investments Opps		246,507.806 / 89.60%
		655	Broad Street, 17th Floor
Newark, NJ 07102
	Pru Annuity Life Assurance Corp	Attn: Separate Accounts 7th		21,703.812 / 7.89%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2029	PALAC Seed Account	Attn: Public Investments Opps		244,241.939 / 86.54%
		655	Broad Street, 17th Floor
Newark, NJ 07102
	Pru Annuity Life Assurance Corp	Attn: Separate Accounts 7th		20,424.990 / 7.24%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
AST Bond Portfolio 2030 Pru Annuity Life Assurance Corp		Attn: Separate Accounts 7th		12,849,909.420 / 55.82%
	PALAC Annuity	Floor
		213	Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th		8,593,819.014 / 37.33%
	PLAZ Annuity	Floor
		213	Washington Street
Newark, NJ 07102

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	1,550,261.844 / 6.73%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102
AST Bond Portfolio 2031	Pru Annuity Life Assurance Corp	Attn: Separate Accounts 7th	1,163,401.914 / 43.13%
	PALAC Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	880,895.802 / 32.66%
	PLAZ Annuity	Floor
213 Washington Street
Newark, NJ 07102
	PALAC Seed Account	Attn: Public Investments Opps	499,500.000 / 18.52%
655 Broad Street, 17th Floor
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	153,116.902 / 5.68%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102
AST Investment Grade	Pruco Life Insurance Company	Attn: Separate Accounts 7th	860,869,272.423 / 65.55%
Bond Portfolio	PLAZ Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pru Annuity Life Assurance Corp	Attn: Separate Accounts 7th	349,444,918.054 / 26.61%
	PALAC Annuity	Floor
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	76,023,091.738 / 5.79%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102
AST Multi-Sector Fixed	Pruco Life Insurance Company	Attn: Separate Accounts 7th	1,054,894,244.481 /
Income Portfolio	PLAZ Annuity	Floor	86.95%
213 Washington Street
Newark, NJ 07102
	Pruco Life Insurance Company	Attn: Separate Accounts 7th	158,389,881.598 / 13.05%
	PLNJ Annuity	Floor
213 Washington Street
Newark, NJ 07102

ADVANCED SERIES TRUST

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Investment Grade Bond Portfolio

AST Multi-Sector Fixed Income Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for each of the AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Investment Grade Bond Portfolio, and AST Multi-Sector Fixed Income Portfolio (each, a Portfolio, and collectively, the Portfolios), each a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolios' website to review a complete copy of the Information Statement, which contains important information about the additional subadviser and the new subadvisory agreements.

As discussed in the Information Statement, at an in-person meeting held on January 23-24, 2020, the Board of Trustees of the Trust approved a new subadvisory agreement for each Portfolio. Effective April 27, 2020, PGIM Limited (PGIML), an indirect, wholly-owned subsidiary of PGIM, Inc. (PGIM), became an additional subadviser to the Portfolios, alongside PGIM.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS) as investment managers to the Portfolios other than the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031, and PGIM Investments as the sole investment manager to the AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030 and the AST Bond Portfolio 2031 (PGIM Investments and ASTIS, collectively, the Manager), have entered into a new subadvisory agreement with PGIM and PGIML for each Portfolio (collectively, the New Subadvisory Agreements). Prior to April 27, 2020, PGIM served as the sole subadviser to the Portfolios. The New Subadvisory Agreements relate to the appointment of PGIML as an additional subadviser to the Portfolios, alongside PGIM. The New Subadvisory Agreements became effective on April 27, 2020. The investment management agreements relating to the Portfolios have not been, and will not be, changed as a result of the New Subadvisory Agreements. Of the portions of the Portfolios that have other subadvisory arrangements, those arrangements will not be affected, and PGIML will only serve as subadviser to the portion of the relevant Portfolio managed by PGIM or PGIM and ASTIS. PGIM Investments and/or ASTIS will continue to manage the Portfolios, as applicable.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolios are required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 19, 2020, to all shareholders of record as of the close of business on April 27, 2020. A copy of the Information Statement will remain on the Portfolios' website until September 16, 2020.

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You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until September 16, 2020. To ensure prompt delivery, you should make your request no later than September 2, 2020. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only and you are not required to take any action.

ASTGENIS

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